Prospectus Supplement	January 14, 2019

Putnam Global Sector Fund
Prospectus dated February 28, 2018

Effective January 15, 2019, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management
Investment advisor
Putnam Investment Management, LLC

Portfolio managers
Aaron Cooper, Chief Investment Officer, Equities, portfolio manager of the fund since 2011
Kathryn Lakin, Director of Equity Research, portfolio manager of the fund since 2016

Sub-advisors
Putnam Investments Limited*
The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Effective January 15, 2019, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund?:

Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

	Joined
Portfolio managers	fund	Employer	Positions over past five years
Aaron Cooper	2011	Putnam Management	Chief Investment Officer, Equities
		2011–Present	Previously, Director, Global Equity
			Research
Kathryn Lakin	2016	Putnam Management	Director of Equity Research
		2012–Present	Previously, Assistant Director of Global
			Equity Research

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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